UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 12, 2008 (February 8, 2008)

ZULU ENERGY CORP.

(Exact name of registrant as specified in its charter)

Colorado	000-52272	20-3437301
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

 1066 West Hastings Street, Vancouver, British Columbia, Canada V6E 3X2

(Address of principal executive offices) (zip code)

(604) 602-1717

(Registrant's telephone number, including area code)

N/A

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

The Registrant reports in this current report on Form 8-K that the Registrant's auditor relationship with Madsen & Associates CPA’s, Inc. has ceased effective February 12, 2008.

(a)(1) Previous Independent Accountant

(i) The Registrant reports that the Registrant's auditor Madsen & Associates CPA’s, Inc. was dismissed by the Registrant effective February 12, 2008.

(ii) Madsen & Associates CPA’s, Inc. report on the Registrant's financial statement for the fiscal years ended June 30, 2007 and 2006 and the related statements of operations, stockholders’ equity and cash flows for the years then ended and for the period from May 5, 2005 (date of inception) to June 30, 2007 did not contain an adverse opinion or disclaimer of opinion, and were not modified as to uncertainty, audit scope, or accounting principles.  However, the reports contained an explanatory paragraph disclosing the uncertainty regarding the ability of the Registrant to continue as a going concern.

(iii) The decision to dismiss Madsen & Associates CPA’s, Inc. as the Registrant's certifying accountants was recommended and approved by the Board of Directors of the Registrant on February 8, 2008.

(iv) In connection with the audits of the Registrant's financial statements for the years ended June 30, 2007 and 2006 and the related statements of operations, stockholders’ equity and cash flows for the years then ended and for the period from May 5, 2005 (date of inception) to June 30, 2007 and any subsequent interim period through the date of dismissal, there were no disagreements, resolved or not, with Madsen & Associates CPA’s, Inc. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of  Madsen & Associates CPA’s, Inc., would have caused them to make reference to the subject matter of the disagreement(s) in connection with their reports on the Registrant's financial statements.

(a)(2) Engagement of De Leon & Company, P.A. as the Registrant's Independent Accountant.  On February 8, 2008, the Registrant's board of directors recommended and approved the engagement of De Leon & Company, P.A., as its independent accountant to audit the Registrant's financial statements for its fiscal year ended December 31, 2007.

During the years ended June 30, 2007 and 2006 and the subsequent interim period ended September 30, 2007, and through the date of the firm’s engagement the Registrant did not consult with De Leon & Company, P.A. with regard to:

(i)  the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on Registrant’s financial statements; or

(ii) any matter that was either the subject of a disagreement or a reportable event (as described in Item 304(a) (1) (iv) of Regulation S-B.

(a)(3) The Registrant has provided Madsen & Associates CPA’s, Inc. with a copy of the disclosures it is making in response to this Item. The Registrant has requested Madsen & Associates CPA’s, Inc. to furnish a letter addressed to the Commission stating whether it agrees with the statements made by the Registrant in (a)(1)(i),(ii) and (iv) above and, if not, stating the respects in which Madsen & Associates CPA’s, Inc. does not agree. A copy of such letter, dated February 12, 2008, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 8, 2008 the Registrant’s Board of Directors approved a change in the Registrant’s fiscal year.  The new fiscal year will end on December 31.  The Registrant will not file a report for a transition period as a result of the change in the Registrant’s fiscal year, since there has been no change in the periods of the Registrant’s financial statements.

Item 9.01 Financial Statements and Exhibits

Exhibit No.

Descriptions

16.1

Letter from Former Accountant

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZULU ENERGY CORP.

Dated: February 12, 2008	By:	/s/Paul Stroud
Name: Paul Stroud
Title: Chief Executive Officer